gray

Television • Digital • Mobile

Gray Television, Inc.
Investor Presentation
NYSE:GTN

April 2016 Edition – Updated for December 31, 2015 Financial Information

Disclaimer

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's ability to maintain relationships with cable operators, satellite providers and other key commercial partners of any acquired business, the ability to retain key employees of any acquired business, the ability to successfully integrate the acquired business into its operations, and the ability to realize the expected benefits and synergies from the acquisition, including the expected accretion in earnings. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.Gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, or for changes made to this presentation by wire services, internet service providers or other media, whether as a result of new information, future events or otherwise.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, and free cash flow are contained in the appendix.

Company Overview
An Industry Leading Power

gray
Television • Digital • Mobile


HONORED
BY THE AWARD.
INSPIRED
BY OUR PEOPLE.
2016 Station Group of the Year
TVNewsCheck
gray

Snapshot: High Quality, Diverse Station Group

50 markets

179 total program streams across **91** stations

93 "Big 4" network program streams

23 markets with two or more "Big 4" network affiliations

49/50 markets with #1 or #2 ranked television station


FOX
13 channels
CBS
35 channels
abc
19 channels
NBC
26 channels

Pro Forma(2)(3) (in millions except for per share data)	2014	2015	2014/2015 Average
Revenue:			
Total	$746	$729	$737
Political	$118	$19	$69
Cash Flow:			
Broadcast Cash Flow	$337	$285	$311
Operating Cash Flow(1)	$317	$259	$288
Free Cash Flow	$189	$138	$163
Free Cash Flow Per Share (Basic)	$3.26	$2.01	$2.64
Total leverage net of all cash			5.4X

Standalone metrics fully pro forma for all announced and closed acquisitions

(1) OCF as defined in the existing Senior Secured Facilities Credit Agreement

(2) Including the KOTA stub period before Schurz acquired KOTA

(3) Including operating synergies and excluding Schurz corporate expense

Gray National Footprint

Ranked #1 or #2 in 49 of 50 Markets
Reaching approximately 9.4% of US TV households



North Platte, NE
Rapid City, SD
Lincoln, NE
Sioux Falls, SD
Omaha, NE
Fargo, ND
Bismarck, ND
Wausau - Rhinelander, WI
Cedar Rapids, IA
La Crosse - Eau Claire, WI
Marquette, MI
Madison, WI
Rockford, IL
Lansing, MI
Flint, MI
Presque Isle, ME
South Bend, IN
Toledo, OH
Parkersburg, WV
Lexington, KY
Harrisonburg, VA
Charleston-Huntington, WV
Charlottesville, VA
Roanoke, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Knoxville, TN
Bowling Green, KY
Augusta, GA
Albany, GA
Tallahassee, FL - Thomasville, GA
Panama City, FL
Dothan, AL
Meridian, MS
Monroe, LA
Alexandria, LA
Waco-Temple - Bryan, TX
Laredo, TX
Sherman, TX - Ada, OK
Odessa, TX
Springfield, MO
Wichita - Hutchinson, KS
Anchorage, AK
Colorado Springs - Pueblo, CO
Grand Junction, CO
Topeka, KS
Reno, NV
Cheyenne, WY
Twin Falls, ID
Casper, WY
Gray TV Station
State Capital in DMA

Note: Includes all completed transactions

Combined Historical Results – Pro Forma

(Includes Schurz and Related Transactions)

Selected Operating Data on Combined Historical Basis

	Year Ended December 31,						
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013	2012	% Change 2015 to 2012
	(in thousands, except per share data)						
Revenue (less agency commissions):							
Total	$728,917	$745,765	(2)%	$609,917	20%	$684,884	6%
Political	$ 18,620	$118,469	(84)%	$ 10,806	72%	$143,067	(87)%
Operating expenses (1):							
Broadcast	$465,837	$425,894	9%	$387,745	20%	$367,676	27%
Corporate and Administrative	$ 34,343	$ 29,203	18%	$ 19,810	73%	$ 15,927	116%
Net income	$ 49,952	$100,845	(50)%	$50,911	(2)%	$ 96,027	(48)%
Non-GAAP Cash Flow (2):							
Broadcast Cash Flow	$284,767	$336,961	(15)%	$247,159	15%	$346,239	(18)%
Broadcast Cash Flow Less Cash Corporate Expenses	$253,544	$311,290	(19)%	$229,323	11%	$331,190	(23)%
Operating Cash Flow as defined in the Senior Credit Facility	$258,818	$316,822	(18)%	$233,201	11%	$329,662	(21)%
Free Cash Flow	$137,510	$188,704	(27)%	$111,756	23%	$201,150	(32)%
Free Cash Flow Per Share:							
Basic	$ 2.01	$ 3.26		$ 1.94		$ 3.52	
Diluted	$ 1.99	$ 3.23		$ 1.93		$ 3.51	
Weighted-average shares outstanding:							
Basic	68,330	57,862		57,630		57,170	
Diluted	68,987	58,364		57,972		57,262	

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

The Importance of Being #1


Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads Industry In Operating Margins

2014 EBITDA Margins


42%
37%
36%
36%
35%
33%
31%
21%
21%
(1)
Nexstar
Sinclair(2)
Media General(3)
TEGNA(4)
Entravision
Tribune(5)
Meredith(6)
E.W. Scripps(7)

•Source: Company filings, Company investor presentations and Company earnings calls
•Note: Based on net operating revenue and "as-reported" financials for all companies unless otherwise noted

(1) Based on operating cash flow as defined in the existing Senior Secured Facilities Credit Agreement; pro forma for all completed and pending transactions
(2) Based on Non-GAAP reconciliation available on Sinclair's website
(3) Media General 2014 financials pro forma for LIN, including $16 million in Young synergies and $40 million in LIN run-rate synergies achieved in 2015 as reported in its Investor Presentation dated 3/12/2015
(4) TEGNA 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K
(5) Tribune 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K; EBITDA excludes cash contribution from equity investments
(6) Meredith 2014 financials pro forma for impact of historical acquisitions as reported in its Investor Presentation dated 9/8/2015; financials based on consolidated, calendarized numbers; Fiscal year ends 6/30
(7) E.W. Scripps 2014 financials based on "adjusted combined" numbers as reported in its Investor Presentation dated 5/12/2015

The Importance of Being #1

Long History of Being #1 in the Market(1)

CBS


15
19
18
19
16
19
17
19
16
17
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

CBS National Ranking	1	1	1	1	1	1	1	1	1	1

NBC


17
13
15
14
19
15
14
14
17
16
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

NBC National Ranking	3	3	4	4	4	4	4	3	2	2

abc


5
7
7
7
7
8
7
6
7
7
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

ABC National Ranking	2	2	2	3	2	2	2	2	3	3

Source: Nielsen Media Research (1) Pro Forma – All completed transactions

Gray's Stations Over-Index Every Major Network[(1)]

CBS vs. Gray
November '15 Household Share



10
16
10
18
12
14
6
10
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray

CBS, NBC, and ABC perform *far better* on Gray's stations than national averages across all key day-parts

NBC vs. Gray
November '15 Household Share



13
30
12
32
10
11
7
19
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray

ABC vs. Gray
November '15 Household Share



14
32
11
29
9
14
5
12
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
abc
Gray

Source: Nielsen Media Research, November 2015

(1) Pro Forma – All completed transactions

Gray Dominates Local News and Information(1)

+93%

Amount by which Gray's 6PM newscasts **outperform** the national average…

+92%

Amount by which Gray's late local newscasts **outperform** the national average…

Gray's national Household Share average exceeds all major affiliate news programs

National Average vs. Gray November '15 Household Share


29
23
15
12
6PM News
Late News
NSI National Average
Gray Average of All Stations

Source: Nielsen Media Research, November 2015
Note: Pro Forma – All completed transactions

Gray Has Long-Term Ratings STABILITY

November DMA Rating – All Viewing[1]

Ratings Stable Since 2010 – Averaging 5.7


5.6
5.7
5.6
5.9
5.9
5.7
2010
2011
2012
2013
2014
2015

(1) Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am
Note: Pro forma for all completed transactions

Gray Leads the Industry in Household Ratings

Household Rating Analysis – November 2015[(1)]



5.7
5.3
4.9
4.6
4.3
4.3
4.0
3.8
3.7
3.6
3.4
3.3
3.0
2.8
2.8
gray
Cox
Raycom
Media General
Hearst
Meredith
Viacom-CBS
Sinclair
TEGNA
ABC O&O
Nexstar
Tribune
Scripps
NBC O&O
Fox

(1) Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am
Note: Pro forma for all completed transactions

Recognized Industry Leader

TVNewscheck's 2016 Station Group of the Year


EVERY EMPLOYEE.
EVERY MARKET.
EVERY COMMUNITY.
EVERY DAY.
2016 Station Group of the Year
TVNewsCheck
Earning the distinction of being the 2016 Station Group of the Year was made possible by our Gray employees, over 3,000 strong, and their unparalleled dedication to the communities they serve. Thank you to each of them and to TVNewsCheck for recognizing their achievements.
gray

2016 NAB's National Winner: Service to America Award

KWTX/CBS, Waco, Texas

2016 NAB's National Winner: Service to Community Award

KOLO/ABC, Reno, Nevada

2016 Strategic Investment in Technology Company Syncbak

"Gray's forward-thinking approach was instrumental in helping us create a solution that is as simple to deploy in New York as it is in Glendive, Montana. And we are therefore honored to have Gray, a clear market leader and innovator, as an investor in our company."

- Syncbak CEO and Founder Jack Perry

Network and Retrans Visibility

CBS 5 @ 9/30/17

NBC All 26 @ 12/31/18

FOX All 14 @ 6/30/19

CBS 30 @ 8/31/19

abc All 19 @ 12/31/20

2016

2017

2018

2019

2020

2022

THE CW All 21 @ 9/1/22

Retrans Renewals

2016	2017	2018
4.2 M Subs	6.4 M Subs	1.0 M Subs

Gray Excels at Retrans

Gray Retransmission Revenue in Millions

- STABLE Sub Count 2012-2015 for continuously owned Big-4 stations (data unavailable for acquired stations)
- As Network Reverse Comp has increased from 0% to 50% over past five years, Gray's net retrans revenue increased five-fold, from $20.2 million in 2011 to an estimated $102.5 million in 2016.



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
1.0
1.6
2.4
3.0
15.6
18.8
20.2
33.8
5.6
28.2
39.8
7.6
32.2
74.9
19.6
55.3
184.0
83.0
101.0
205.0
102.5
102.5
240.0
120.0
120.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Actual
Pro Forma Estimates*

* Per current Company estimate. 2016 & 2017 projecting Network Affiliation fees (a.k.a. "Network Reverse Compensation") will equal approximately 50% of Gross Retransmission Revenue. Actual results may vary from current estimates.

Significant Opportunity for Continued M&A



FCC U.S. TV Household Cap: 39%
44%
38%
31%
23%
19%
18%
18%
14%
11%
11%
9.4%
6%
4%
4%
3%
3%
3%
2%
2%
1%
Tribune
Sinclair
TEGNA
Media General
Hearst
EW Scripps
Nexstar
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Calkins Media
Quincy
Bahakel
Dispatch
Capitol
...

Source: Company filings, BIA, company websites
Note: Excludes Big Four networks and Univision

gray

Television • Digital • Mobile


HONORED
BY THE AWARD.
INSPIRED
BY OUR PEOPLE.
2016 Station Group of the Year
TVNewsCheck
gray

Investment Highlights

Key Credit Highlights

- **A Leading Television Broadcaster in Diverse Mid-Markets with Dominant Market Positions**
- **Stable Advertising Market and Diversification of Revenue Mix**
- **Large Political Upside in Election Years with Presence in Key States. Larger Political Upside in Presidential Election Years**
- **Strong Growth in Net Retransmission Revenue and Increasing Leverage With MVPDS and Networks**
- **Successful New Media Initiatives and Spectrum Upside**
- **Robust Free Cash Flow Generation Over a Two Year Cycle**
- **Experienced Management with a Track Record of Accretive Transactions and Successful Integrations**

Diversification Across Networks and Markets

Station Mix[1]

179 Total Program Streams:

93 Big 4 Affiliates:

- 35 CBS
- 26 NBC
- 19 ABC
- 13 FOX

98 Additional Program Streams:[2]

- 21 CW
- 2 Telemundo
- 22 MyNetwork TV
- 20 MeTV Network
- 9 Antenna TV
- 2 This TV Network
- 3 MOVIES! Network
- 2 Decades
- 10 Local News/Weather
- 7 Other

2015PF Revenue by Affiliate: $729mm [1]



All Secondary Channels & Other
5%
FOX
3%
abc
18%
CBS
38%
NBC
36%

2015PF BCF by Affiliate: $285mm [1], [3]



All Secondary Channels & Other
9%
FOX
4%
abc
18%
CBS
33%
NBC
36%

No single market represents >5% of total revenue or >8% of BCF

(1) Pro Forma
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses

Stable Markets – Concentration on DMAs 62-209 with Focus on State Capitals / Collegiate Presence

- Gray stations cover 11 state capitals and 27 university towns
- Enrollment of approximately 634,000 students
- Better demographics, more stable economies

Market	College(s)	Approximate Enrollment
Waco, TX		75
Topeka, KS		53
Lansing, MI		50
Cedar Rapids, IA		45
Tallahassee, FL		43
Madison, WI		43
Lexington, KY		30
Knoxville, TN		27
Lincoln, NE		25
Greenville, NC		22
Toledo, OH		21
Charlottesville, VA		21
Bowling Green, KY		21

Market	College(s)	Approximate Enrollment
Reno, NV		20
Harrisonburg, VA		20
Anchorage, AK		17
Wichita, KS		15
Sioux Falls, SD		13
Cheyenne, WY		11
Charleston-Huntington, WV		10
Monroe, LA		9
Flint, MI		9
Colorado Springs, CO		9
South Bend, IN		8
Twin Falls, ID		8
Odessa, TX		5
Bismarck, ND		4

Source: College/University website
Note: Shading indicates DMA includes state capital. Enrollment in thousands.

Diverse Revenue Mix

Diverse Revenue Mix driven by:

- Local Revenue
- Retransmission Revenue
- Political Revenue

2014PF Revenue Mix: $746mm (1)



Other 3%
Internet 5%
National 14%
Retransmission 14%
Political 16%
Local 48%

2015PF Revenue Mix: $729mm (1)



Internet 5%
Other 2%
National 15%
Retransmission 24%
Political 3%
Local 51%

(1) Pro Forma – All completed transactions



1
Presidential Primaries & General
2
Federal Races
3
Gubernatorial Races
4
State & Local Races
5
Ballot Initiatives & Referendums
ELECTION
2016

Open Presidential Contest
Gray Markets in 7 out of 8 Predicted 2016 Swing States (CO, FL, IA, NV, OH, VA, WI)

34 Senate Races
9 Competitive Races in Gray Markets (CO, FL, GA, IL, IN, NV, NC, OH, WI)

535 House Races
11 Competitive Races in Gray Markets (FL, IA, IN, MA, MI, MN, NE, NV, TX, VA)

10 Gubernatorial Races
4 Competitive Races in Gray Markets (IN, MO, NC, WV)

Source: Cook Political Report

Gray is a Leading Beneficiary of Political Revenue with Large Upside in Presidential Years

Gray Political Revenue in Millions


$48
$58
$86
New
Record
Presidential
Year
$82
New
Record
Non-
Presidential
Year
$143
$118
2008
2010
2012
2014
2012PF
2014PF

2014 Political Revenue Per TV Household


$11.03
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75
gray (1)
TEGNA (2)
Media General (3)
Meredith (4)
Scripps (5)
Nexstar (6)
Sinclair (7)
Tribune (8)

	Gray (1)	TEGNA (2)	Media General (3)	Meredith (4)	Scripps (5)	Nexstar (6)	Sinclair (7)	Tribune (8)
2014 Political Revenue ($mm)	$118	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	10.7	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data
(1) Pro Forma
(2) Pro Forma for Belo and London transactions
(3) Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
(5) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(6) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(7) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(8) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Successful Digital Media Initiatives

- Operates web and mobile applications in all markets
  - Approximately 76% of all traffic is mobile in 2015
- Focused on local content: news, weather, sports
  - 2.29 billion page views in 2015
  - 3.5 million live video streams in 2015
- All sites use responsive design
- Social Media
  - 100 TV Station Social Media Accounts – approximately 4.3 million followers
  - Over 1,500 Social Media Accounts including TV Station news/weather/sports staff
- "Moms Everyday" digital vertical; deployed in each Gray market and continues to expand to other markets
- Full service digital solutions

Gray Digital Media Revenue in Millions

3+ Billion Digital Ads Served in 2015



2009-2014 CAGR: 20%
$11.4
$13.4
$20.1
$25.0
$25.4
$28.2
$34.4
$35.3
$35.4
2009
2010
2011
2012
2013
2014
2013 PF
2014 PF
2015 PF

% of Total Revenue	4%	4%	7%	8%	7%	8%	6%	5%	5%

50% plus margin on digital revenue

Significant Potential Upside from Spectrum Monetization Opportunities

- One of first to monetize digital spectrum
- Opportunities to benefit from the 2016 FCC Broadcast Incentive Auction
- Potential opportunities from future changes to new broadcast technical standard

98 Secondary (D2) Channels [1]


Other
33 Channels
20 Channels
2 Channels
4 Channels
3 Channels
17 Channels
19 Channels

Secondary Channel 2015 PF Financials

56%

$98
million in revenue

$55
million in BCF

56%
margin on digital secondary channels

(1) Certain program channels are affiliated with more than one additional network simultaneously

gray

Television • Digital • Mobile


HONORED
BY THE AWARD.
INSPIRED
BY OUR PEOPLE.
2016 Station Group of the Year
TVNewsCheck
gray

Financial Overview

Gray's Financial Scale Continues to Increase

gray

Net Revenue


LTM
L8QA
$346 $308
$307 $327
$405 $356
$346 $376
$508 $427
$597 $553
2010
2011
2012
2013
2014
2015

Pro Forma All Completed Transactions


LTM
L8QA
$685
$610 $648
$746 $678
$729 $737
2012
2013
2014
2015

Operating Cash Flow


LTM
L8QA
$136 $104
$97 $117
$176 $136
$114 $144
$195 $155
$192 $194
2010
2011
2012
2013
2014
2015


LTM
L8QA
$330
$233 $282
$317 $275
$259 $288
2012
2013
2014
2015

Source: Nielsen Media Research, November 2015

Robust Free Cash Flow Generation

Presidential Election Year 2012 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
55%
$176
$96
$24
$56
<$1
61%
$330
$201
$35
$89
$5
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
34%
$114
$39
$24
$51
<$1
48%
$233
$112
$30
$88
$3
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
49%
$195
$95
$32
$67
<$1
60%
$317
$189
$35
$88
$5
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2015 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
49%
$192
$94
$24
$72
<$2
53%
$259
$138
$25
$91
$5
2015
2015PF
Taxes
Capex, Net
Interest
Free Cash Flow

2015 and 2016 FCF Drivers	Local	Presidential Political	Net Retransmission	NOLs	Accretive M&A	Cost Efficiencies

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF, 2014PF and 2015PF

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage [(1)]

($ in millions)



Secured Net Debt / OCF [(2)]
Net Debt / OCF [(2)]
Preferred Stock / OCF
8.5x
3.5x
4.4x
7.5x
3.2x
4.0x
6.1x
2.2x
3.9x
5.7x [(4)]
4.7x
1.0x
6.0x [(4)]
3.4x
2.6x
5.1x [(4)]
1.95x
3.16x
5.4x [(2,4)]
2010A
2011A
2012A
2013A
2014A
2015A
2015PF

Net Debt [(2)] + Preferred Stock [(3)]	$881	$872	$824	$824	$1,200	$1,201	$1,565
L8QA OCF	$104	$117	$136	$147	$200	$235	$288

(1) Gray actual data per company filings
(2) Total debt less all cash on hand as of 12/31/2015
(3) Liquidation value plus accrued dividends
(4) Pro forma for all transactions completed as of the respective date as required by our senior credit facility as of 12/31/2015

Sources & Uses and Capitalization
Gray + Schurz Acquisition

Current & Pro Forma Capitalization

($ in millions)	Actual 12/31/2015	Cum. X L8QA OCF[1]	Cum. X LTM OCF[2]	Acq. Of Schurz Broadcast Assets[3]	Pro Forma 12/31/2015	Cum. X L8QA OCF[4]	Cum. X LTM OCF[5]
Cash & Equivalents	$97			(6)	91		
Priority Revolver	--				-		
Term Loan B due 2021	556				556		
2016 Incremental Term Loan due June 2021	--			425	425		
Total Secured Debt	$556	2.4x	2.6x		$981	3.4x	3.8x
7.5% Senior Notes	675				675		
Total Debt	$1,231	5.2x	5.8x		$1,656	5.8x	6.4x
Net Debt[6]	$1,201	5.1x	5.7x		$1,626	5.7x	6.3x
Net Debt (Net All Cash)	$1,134	4.8x	5.3x		$1,565	5.4x	6.0x
		$235	$212			$288	$259

[1] Based on Gray's L8QA 12/31/15 Pro Forma OCF for transactions closed on/before 12/31/15 and Gray's sale of its stations in Montana;
[2] Based on Gray's LTM 12/31/15 Pro Forma OCF for transactions closed on/before 12/31/15 and Gray's sale of its stations in Montana;
[3] Includes cash proceeds from KAKE swap, sale of radio assets, and Gray's sale of its stations in Montana;
[4] Based on Pro Forma combined L8QA 12/31/15 OCF for all transactions;
[5] Based on Pro Forma combined LTM 12/31/15 OCF for all transactions;
[6] Total debt less up to $30 million of cash on hand, based on credit facility definition.

Record As-Reported Historical Results for 2015

As-Reported Historical Results

	Year Ended December 31,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(dollars in thousands, except per share data)				
Revenue (less agency commissions):					
Total	$ 597,356	$ 508,134	18 %	$ 346,298	73 %
Political	$ 17,163	$ 81,975	(79) %	$ 4,598	273 %
Operating expenses (1):					
Broadcast	$ 374,182	$ 285,990	31 %	$ 217,411	72 %
Corporate and administrative	$ 34,343	$ 29,203	18 %	$ 19,810	73 %
Net income	$ 39,301	$ 48,061	(18) %	$ 18,288	115 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 224,484	$ 220,977	2 %	$ 128,234	75 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 193,261	$ 195,306	(1) %	$ 110,398	75 %
Free Cash Flow	$ 93,984	$ 95,240	(1) %	$ 39,153	140 %
Free Cash Flow Per Share:					
Basic	$ 1.38	$ 1.65		$ 0.68	
Diluted	$ 1.36	$ 1.63		$ 0.68	

Note: As-Reported Basis – All completed transactions on or before 12/31/2015.
(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Combined Historical Results – Pro Forma

(Includes Schurz and Related Transactions)

Selected Operating Data on Combined Historical Basis

Year Ended December 31,

	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013	2012	% Change 2015 to 2012
	(in thousands, except per share data)						
Revenue (less agency commissions):							
Total	$728,917	$745,765	(2)%	$609,917	20%	$684,884	6%
Political	$ 18,620	$118,469	(84)%	$ 10,806	72%	$143,067	(87)%
Operating expenses (1):							
Broadcast	$465,837	$425,894	9%	$387,745	20%	$367,676	27%
Corporate and Administrative	$ 34,343	$ 29,203	18%	$ 19,810	73%	$ 15,927	116%
Net income	$ 49,952	$100,845	(50)%	$50,911	(2)%	$ 96,027	(48)%
Non-GAAP Cash Flow (2):							
Broadcast Cash Flow	$284,767	$336,961	(15)%	$247,159	15%	$346,239	(18)%
Broadcast Cash Flow Less Cash Corporate Expenses	$253,544	$311,290	(19)%	$229,323	11%	$331,190	(23)%
Operating Cash Flow as defined in the Senior Credit Facility	$258,818	$316,822	(18)%	$233,201	11%	$329,662	(21)%
Free Cash Flow	$137,510	$188,704	(27)%	$111,756	23%	$201,150	(32)%
Free Cash Flow Per Share:							
Basic	$ 2.01	$ 3.26		$ 1.94		$ 3.52	
Diluted	$ 1.99	$ 3.23		$ 1.93		$ 3.51	
Weighted-average shares outstanding:							
Basic	68,330	57,862		57,630		57,170	
Diluted	68,987	58,364		57,972		57,262	

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

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Appendix:
Non-GAAP Reconciliation and Glossary

Non-GAAP Reconciliation

Gray Television, Inc.
Pro Forma Non-GAAP Reconciliation
Year Ended December 31,

	2012	2013	2014	2015	L8QA 2015
Net income	$ 96,027	$ 50,911	$100,845	$ 49,952	$ 75,398
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	40,643	42,910	42,907	46,093	44,500
Amortization of intangible assets	2,773	1,940	15,207	18,772	16,989
Non-cash stock-based compensation	878	1,974	5,012	4,020	4,516
Loss (gain) on disposal of assets, net	91	1,072	876	757	817
Miscellaneous expense (income), net	1,360	449	(226)	14	(106)
Interest expense	92,362	90,339	90,225	93,639	91,932
Loss from early extinguishment of debt	46,683	-	5,086	-	2,543
Income tax expense	23,754	13,313	33,913	19,818	26,866
Amortization of program broadcast rights	13,053	13,179	13,004	14,960	13,982
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	25	26	26
Network compensation revenue recognized	(687)	(615)	(456)	-	(228)
Payments for program broadcast rights	(13,818)	(13,252)	(15,153)	(14,576)	(14,865)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	15,049	17,836	25,671	31,223	28,447
Other	28,044	27,075	20,025	20,069	20,047
Broadcast Cash Flow	346,239	247,159	336,961	284,767	310,864
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(15,049)	(17,836)	(25,671)	(31,223)	(28,447)
Broadcast Cash Flow Less Cash Corporate Expenses	331,190	229,323	311,290	253,544	282,417
Pension expense	7,874	8,626	6,126	4,207	5,167
Contributions to pension plans	(9,402)	(4,748)	(6,770)	(5,421)	(6,096)
Other	-	-	6,176	6,488	6,332
Operating Cash Flow as defined in Senior Credit Agreement	329,662	233,201	316,822	258,818	287,820
Interest expense	(92,362)	(90,339)	(90,225)	(93,639)	(91,932)
Amortization of deferred financing costs	2,723	1,903	2,970	3,194	3,082
Amortization of net original issue discount (premium) on 7 ½% senior notes due 2020	1,127	(9)	(863)	(863)	(863)
Purchase of property and equipment	(35,000)	(30,000)	(35,000)	(25,000)	(30,000)
Income taxes paid, net of refunds	(5,000)	(3,000)	(5,000)	(5,000)	(5,000)
Free Cash Flow	$201,150	$111,756	$188,704	$137,510	$163,107

Note: As-Reported Basis – All completed transactions on or before 12/31/2015.
(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Non-GAAP Reconciliation

Gray Television, Inc.
Year Ended December 31, 2012

	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro Forma
Net income	$ 28,129	$ 48,253	$ (5,840)	$ 70,542	$ 29,409	$ (3,924)	$ 96,027
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	23,133	10,783		33,916	6,727		40,643
Amortization of intangible assets	75	1,187		1,262	1,511		2,773
Non-cash stock-based compensation	878	-		878	-		878
Loss (gain) on disposal of assets, net	(31)	(38)		(69)	160		91
Miscellaneous expense (income), net	(2)	1,401		1,399	(39)		1,360
Interest expense	59,443	8,346	9,573	77,362	321	14,679	92,362
Loss from early extinguishment of debt	46,683	-		46,683	-		46,683
Income tax expense	19,188	14,160	(3,733)	29,615	(136)	(5,725)	23,754
Amortization of program broadcast rights	11,081	1,888		12,969	84		13,053
Common stock contributed to 401(k) plan		-					
excluding corporate 401(k) contributions	26	-		26	-		26
Network compensation revenue recognized	(687)	-		(687)	-		(687)
Payments for program broadcast rights	(11,839)	(1,888)		(13,727)	(91)		(13,818)
Corporate and administrative expenses excluding	-	-			-		
depreciation, amortization of intangible assets and	-	-			-		
non-cash stock-based compensation	15,049	2,582	(2,582)	15,049	5,030	(5,030)	15,049
Other	-	16,953		16,953	11,091		28,044
Broadcast Cash Flow	191,126	103,627	(2,582)	292,171	54,068	-	346,239
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(15,049)	(2,582)	2,582	(15,049)	(5,030)	5,030	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	176,077	101,045	-	277,122	49,039	5,030	331,190
Pension expense	-	7,874		7,874	-		7,874
Contributions to pension plans	-	(9,402)		(9,402)	-		(9,402)
Other	-	-		-	-		-
Operating Cash Flow as defined in Senior Credit Agreement	176,077	99,517	-	275,594	49,039	5,030	329,662
Interest expense	(59,443)	(8,346)	(9,573)	(77,362)	(321)	(14,679)	(92,362)
Amortization of deferred financing costs	2,723	-		2,723	-		2,723
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	1,127	-		1,127	-		1,127
Purchase of property and equipment	(23,714)	(5,168)		(28,882)	-	(6,118)	(35,000)
Income taxes paid, net of refunds	(836)	-		(836)	-	(4,164)	(5,000)
Free Cash Flow	$ 95,934	$ 86,003	$ (9,573)	$ 172,364	$ 48,717	$ (19,931)	$ 201,150

Non-GAAP Reconciliation, continued

	Gray Television, Inc. Year Ended December 31, 2013						
	As Reported Basis	Other Acquisitions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro Forma
Net income	$ 18,288	$ 31,477	$ (10,575)	$ 39,190	$ 16,157	$ (4,435)	$ 50,911
Adjustments to reconcile from net income to Broadcast Cash							
Flow Less Cash Corporate Expenses:							
Depreciation	24,096	10,652		34,748	8,162		42,910
Amortization of intangible assets	336	1,000		1,336	604		1,940
Non-cash stock-based compensation	1,974	-		1,974	-		1,974
Loss (gain) on disposal of assets, net	765	85		850	222		1,072
Miscellaneous expense (income), net	-	360		360	89		449
Interest expense	52,445	5,558	17,336	75,339	413	14,587	90,339
Loss from early extinguishment of debt	-	-		-	-		-
Income tax expense	13,147	12,227	(6,761)	18,613	389	(5,689)	13,313
Amortization of program broadcast rights	11,367	1,723		13,090	89		13,179
Common stock contributed to 401(k) plan					-		
excluding corporate 401(k) contributions	28	-		28	-		28
Network compensation revenue recognized	(615)	-		(615)	-		(615)
Payments for program broadcast rights	(11,433)	(1,723)		(13,156)	(96)		(13,252)
Corporate and administrative expenses excluding					-		
depreciation, amortization of intangible assets and					-		
non-cash stock-based compensation	17,836	3,237	(3,237)	17,836	4,463	(4,463)	17,836
Other	-	15,872		15,872	11,203		27,075
Broadcast Cash Flow	128,234	80,468	(3,237)	205,465	41,694	-	247,159
Corporate and administrative expenses excluding							
depreciation, amortization of intangible assets and							
non-cash stock-based compensation	(17,836)	(3,237)	3,237	(17,836)	(4,463)	4,463	(17,836)
Broadcast Cash Flow Less Cash Corporate Expenses	110,398	77,231	-	187,629	37,231	4,463	229,323
Pension expense	8,626	-		8,626	-		8,626
Contributions to pension plans	(4,748)	-		(4,748)	-		(4,748)
Other	-	-		-	-		-
Operating Cash Flow as defined in Senior Credit Agreement	114,276	77,231	-	191,507	37,231	4,463	233,201
Interest expense	(52,445)	(5,558)	(17,336)	(75,339)	(413)	(14,587)	(90,339)
Amortization of deferred financing costs	1,903	-		1,903	-		1,903
Amortization of net original issue discount (premium)					-		
on 7 1/2% senior notes due 2020	(9)	-		(9)	-		(9)
Purchase of property and equipment	(24,053)	(3,321)		(27,374)	-	(2,626)	(30,000)
Income taxes paid, net of refunds	(519)	-		(519)	-	(2,481)	(3,000)
Free Cash Flow	$ 39,153	$ 68,352	$ (17,336)	$ 90,169	$ 36,818	$ (15,231)	$ 111,756

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Year Ended December 31, 2014

	As Reported Basis	Other Transactions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro Forma
Net income	$ 48,061	$ 29,799	$ (2,008)	$ 75,852	$ 29,303	$ (4,311)	$ 100,845
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	30,248	5,750		35,998	6,909		42,907
Amortization of intangible assets	8,297	485		8,782	6,425		15,207
Non-cash stock-based compensation	5,012	-		5,012	-		5,012
Loss (gain) on disposal of assets, net	623	(452)		171	705		876
Miscellaneous expense (income), net	(23)	(46)		(69)	(157)		(226)
Interest expense	68,913	3,021	3,291	75,225	(137)	15,137	90,225
Loss from early extinguishment of debt	5,086	-		5,086	-		5,086
Income tax expense	31,736	8,908	(1,283)	39,361	456	(5,903)	33,913
Amortization of program broadcast rights	12,871	-		12,871	133		13,004
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	25	-		25	-		25
Network compensation revenue recognized	(456)	-		(456)	-		(456)
Payments for program broadcast rights	(15,087)	-		(15,087)	(66)		(15,153)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	25,671	1,464	(1,464)	25,671	4,923	(4,923)	25,671
Other	-	8,806		8,806	11,219		20,025
Broadcast Cash Flow	220,977	57,735	(1,464)	277,248	59,713	-	336,961
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(25,671)	(1,464)	1,464	(25,671)	(4,923)	4,923	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	195,306	56,271	-	251,577	54,790	4,923	311,290
Pension expense	6,126	-		6,126	-		6,126
Contributions to pension plans	(6,770)	-		(6,770)	-		(6,770)
Other	-	6,176		6,176	-		6,176
Operating Cash Flow as defined in Senior Credit Agreement	194,662	62,447	-	257,109	54,790	4,923	316,822
Interest expense	(68,913)	(3,021)	(3,291)	(75,225)	137	(15,137)	(90,225)
Amortization of deferred financing costs	2,970	-		2,970	-		2,970
Amortization of net original issue discount (premium) on 7 1/2% senior notes due 2020	(863)	-		(863)	-		(863)
Purchase of property and equipment	(32,215)	-		(32,215)	-	(2,785)	(35,000)
Income taxes paid, net of refunds	(401)	-		(401)	-	(4,599)	(5,000)
Free Cash Flow	$ 95,240	$ 59,426	$ (3,291)	$ 151,375	$ 54,927	$ (17,598)	$ 188,704

Non-GAAP Reconciliation, continued

Gray Television, Inc.
Year Ended December 31, 2015

	As Reported Basis	Other Transactions	Adjustments	Combined Historical Basis	Schurz and Related Transactions	Adjustments	Pro Forma
Net income	$ 39,301	$ 6,880	$	$ 46,181	9,659	(5,889)	$ 49,952
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:							
Depreciation	36,712	1,440		38,152	7,941		46,093
Amortization of intangible assets	11,982	89		12,071	6,701		18,772
Non-cash stock-based compensation	4,020	-		4,020	-		4,020
Loss (gain) on disposal of assets, net	80	58		138	619		757
Miscellaneous expense (income), net	(103)	66		(37)	51	-	14
Interest expense	74,411	184		74,595	352	18,692	93,639
Loss from early extinguishment of debt	-	-		-	-	-	-
Income tax expense	26,448	243		26,691	417	(7,290)	19,818
Amortization of program broadcast rights	14,960	-		14,960	-		14,960
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	-		26	-		26
Network compensation revenue recognized	-	-		-	-		-
Payments for program broadcast rights	(14,576)	-		(14,576)	-		(14,576)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	31,223	-		31,223	5,514	(5,514)	31,223
Other	-	4,786		4,786	15,283		20,069
Broadcast Cash Flow	224,484	13,746	-	238,230	46,537	-	284,767
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(31,223)	-	-	(31,223)	(5,514)	5,514	(31,223)
Broadcast Cash Flow Less Cash Corporate Expenses	193,261	13,746	-	207,007	41,023	5,514	253,544
Pension expense	4,207	-	-	4,207	-		4,207
Contributions to pension plans	(5,421)	-	-	(5,421)	-		(5,421)
Other	-	6,488	-	6,488	-		6,488
Operating Cash Flow as defined in Senior Credit Agreement	192,047	20,234	-	212,281	41,023	5,514	258,818
Interest expense	(74,411)	(184)	-	(74,595)	(352)	(18,692)	(93,639)
Amortization of deferred financing costs	3,194	-		3,194	-		3,194
Amortization of net original issue discount (premium)	-	-		-	-		-
on 7 1/2% senior notes due 2020	(863)	-		(863)	-		(863)
Purchase of property and equipment	(24,222)	-		(24,222)	-	(778)	(25,000)
Income taxes paid, net of refunds	(1,761)	-		(1,761)	-	(3,239)	(5,000)
Free Cash Flow	$ 93,984	20,050	-	$ 114,034	40,671	(17,196)	137,610

Glossary

"Combined Historical Basis":	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Acquisitions and Completed Dispositions. It does not include any adjustments for other events attributable to the Completed Acquisitions and Completed Dispositions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" gives effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings and certain expected operating synergies related to the Completed Acquisitions and Completed Dispositions
"Completed Acquisitions":	All previously disclosed acquisitions completed since November 2013 through February 16, 2016, unless otherwise specified
"Completed Dispositions":	The disposition on November 1, 2015 of NBC stations in Montana: KGBF-LP, Great Falls and KMTF, Helena for an aggregate price of $3.0 million
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments and synergies for Completed Acquisitions and Completed Dispositions. See appendix herein for definition and reconciliations of non-GAAP terms
"Schurz and Related Transactions":	On September 14, 2015, we announced that we agreed to acquire all of the television and radio stations of Schurz Communications, Inc. ("Schurz") for approximately $442.5 million (the "Schurz Acquisition"). On October 1, 2015, we announced agreements to sell Gray's KAKE-TV in Wichita, Kansas and Schurz's WSBT-TV in South Bend, Indiana, as well as certain assets of Schurz's KOTA-TV in Rapid City, South Dakota to facilitate regulatory approvals for the Schurz Acquisition, and we simultaneously announced the acquisition of WBXX-TV in Knoxville, Tennessee, and WLUC-TV in Marquette, Michigan. On November 2, 2015, we announced that we reached agreements to divest the Schurz radio stations to other radio broadcasters upon the closing of the Schurz Acquisition for an aggregate sales price of $16 million. The net purchase price for the foregoing transactions is $415.3 million before related fees and expenses. These transactions were closed in Q1 2016.
"Pro Forma" or "PF":	Reflects Combined Historical Basis Results, position, or statistics of (i) Gray, (ii) the Completed Acquisitions (including the Schurz and Related Transactions), (iii) the Completed Dispositions, and (iv) the pending acquisition of KYES, Anchorage, AK unless explicitly stated otherwise. Pro Forma financial results give effect to the specified acquisitions and/or dispositions as if they had occurred at the beginning of the relevant period. Pro forma financial information for Schurz and Related Transactions is based on previously disclosed amounts and does not reflect all purchase accounting and other adjustments required for Regulation S-X pro formas. Such preliminary purchase accounting and other adjustments will be reflected in the pro formas to be filed with the Securities and Exchange Commission on Form 8-K/A.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Free Cash Flow and operating cash flow as defined in Gray's 2014 senior credit facility ("Operating Cash Flow"). These non-GAAP amounts are used by us to approximate the amount used to calculate a key financial performance covenant contained in our debt agreements. These non-GAAP amounts may also be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow":	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses":	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow":	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow":	Defined in Gray's 2014 senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

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